                                                                  Exhibit 24(a)

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each of Bank of America Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints Charles M. Berger, Rachel
R. Cummings and Paul J. Polking, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to prepare, execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 2001, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, Bank of America Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.

                                  BANK OF AMERICA CORPORATION

                                  By:     /s/ Kenneth D. Lewis
                                     -----------------------------------------
                                          Kenneth D. Lewis
                                          Chairman and Chief Executive Officer

Dated:  January 23, 2002

      Signature                         Title                             Date
      ---------                         -----                             ----
  /s/ Kenneth D. Lewis          Chairman, Chief Executive Officer       January 23, 2002
-----------------------------
Kenneth D. Lewis                and Director
                                (Principal Executive Officer)

  /s/ James H. Hance, Jr.       Vice Chairman, Chief                    January 23, 2002
-----------------------------
James H. Hance, Jr.             Financial Officer and Director
                                (Principal Financial Officer)

  /s/ Marc. D. Oken             Executive Vice President and            January 23, 2002
-----------------------------
Marc D. Oken                    Principal Financial Executive
                                (Principal Accounting Officer)

  /s/ John R. Belk              Director                                January 23, 2002
-----------------------------
John R. Belk

  /s/ Charles W. Coker          Director                                January 23, 2002
-----------------------------
Charles W. Coker

  /s/ Frank Dowd, IV            Director                                January 23, 2002
-----------------------------
Frank Dowd, IV

  /s/ Kathleen F. Feldstein     Director                                January 23, 2002
-----------------------------
Kathleen F. Feldstein

  /s/ Paul Fulton               Director                                January 23, 2002
-----------------------------
Paul Fulton

  /s/ Donald E. Guinn           Director                                January 23, 2002
-----------------------------
Donald E. Guinn

  /s/  C. Ray Holman            Director                                January 23, 2002
-----------------------------
C. Ray Holman

  /s/ Walter E. Massey          Director                                January 23, 2002
-----------------------------
Walter E. Massey

  /s/ C. Steven McMillan        Director                                January 23, 2002
-----------------------------
C. Steven McMillan

  /s/ Patricia E. Mitchell      Director                                January 23, 2002
-----------------------------
Patricia E. Mitchell

  /s/ O. Temple Sloan, Jr.      Director                                January 23, 2002
-----------------------------
O. Temple Sloan, Jr.

  /s/ Meredith R. Spangler      Director                                January 23, 2002
-----------------------------
Meredith R. Spangler

  /s/ Ronald Townsend           Director                                January 23, 2002
-----------------------------
Ronald Townsend

                                Director                                January __, 2002
-----------------------------
Peter V. Ueberroth

  /s/ Jackie M. Ward            Director                                January 23, 2002
-----------------------------
Jackie M. Ward

  /s/ Virgil R. Williams        Director                                January 23, 2002
-----------------------------
Virgil R. Williams